Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Annual Report of Cannabis Sativa, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2016 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Carolyn Merrill, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Carolyn Merrill
Dated: May 3, 2017	Carolyn Merrill
Chief Financial Officer
Principal Financial Officer